[LOGO]                                                                  GE FUNDS
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                       SUPPLEMENT DATED SEPTEMBER 18, 1998
                       TO PROSPECTUS DATED AUGUST 31, 1998


GE SMALL-CAP VALUE EQUITY FUND

The following supplements the front-end sales charge information for the GE Small-Cap Value Equity Fund (the "Small-Cap Value Fund") included in the chart on page 50:

     During the period from October 1, 1998 through January 31, 1999, the Distributor will reallow to dealers an amount up to the entire front-end sales charge on purchases of Class A shares of the Small-Cap Value Fund. After January 31, 1999, such purchases will be subject to the applicable Maximum Dealers' Reallowance.



GE TAX-EXEMPT FUND

The following replaces the first sentence of the fifth full paragraph on page 30 under the section entitled "Investment Objectives and Management Policies -- GE Tax-Exempt Fund" (the "Tax-Exempt Fund"):

     The Tax-Exempt Fund is expected to have an effective duration ranging from 75% to 125% of the duration of the Lehman Brothers 10-Year Municipal Index (the "Lehman Index"). As of June 30, 1998, the duration of the Lehman Index was 6.83 years.